Killman, Murrell & Company P.C.

CERTIFIED PUBLIC ACCOUNTANTS

                   _________________________________________________________________

3300 N. A Street, Bldg. 4, Suite 200	1931 E. 37th Street, Suite 7	3051 West Commerce	2626 Royal Circle
Midland, Texas 79705	Odessa, Texas 79762	Dallas, Texas 75212	Kingwood, Texas 77339
(432) 686-9381	(432) 363-0067	(972) 238-7776	(281) 359-7224
Fax (432) 684-6722	Fax (432) 363-0376	Fax (972) 889-0109	Fax (281) 359-7112

May 23, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sirs/Madam:

I have read the statements made by Intrepid Inc., which I understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K, filed May 23, 2005. I agree with all Item 304(a)(3) of Regulation S-B disclosures concerning my firm in such Form 8-K.

Sincerely,

/s/ Killman, Murrell & Company, P.C.

Killman, Murrell & Company P.C.